EXHIBIT 10.10

                                                EXECUTION VERSION


     THE SECURITY REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR THE SALE IS MADE IN ACCORDANCE WITH AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND HOLDINGS RECEIVES AN OPINION OF COUNSEL FOR HOLDER OF THIS SECURITY REASONABLY SATISFACTORY TO HOLDINGS STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                        CONVERTIBLE NOTE

$10,250,000.00                     Date:  March 15, 2005


     FOR VALUE RECEIVED, BAYCORP HOLDINGS, LTD., a Delaware corporation ("Holdings"), GREAT BAY POWER MARKETING, INC., a Maine corporation ("GB Power"), GREAT BAY HYDRO CORPORATION, a New Hampshire corporation ("GB Hydro"), BAYCORP VENTURES, LLC, a Delaware limited liability company ("BayCorp Ventures"), NACOGDOCHES POWER, LLC, a New Hampshire limited liability company ("NAC Power"), NACOGDOCHES GAS, LLC, a New Hampshire limited liability company ("NAC Gas"), GREAT BAY HYDRO MAINE, LLC, a Maine limited liability company ("GB Maine") and GREAT BAY HYDRO BENTON, LLC, a Maine limited liability company ("GB Benton"; together with Holdings, GB Power, GB Hydro, BayCorp Ventures, NAC Power, NAC Gas, GB Maine and GB Benton, the "Borrowers"), hereby unconditionally promise to pay to SLOAN GROUP LTD., a Bahamas corporation, at its offices located at Cay House, Box N-7776, E.P. Taylor Drive, Lyford Cay, New Providence, Bahamas, Attn:
Suzanne Karsten (hereafter, together with any holder hereof, called "Holder"), or at such other place as the Holder may designate in writing to Holdings, in lawful money of the United States of America, and in immediately available funds, the principal sum of TEN MILLION TWO HUNDRED FIFTY AND NO/100 Dollars ($10,250,000.00), or such lesser amount as may be the aggregate principal amount outstanding hereunder, together with interest on the principal balance from time to time outstanding hereunder, as provided below.

1.   General

     1.1 Interest on the outstanding principal balance hereof shall accrue (computed on the basis of a 360-day year and actual number of days elapsed) at a per annum rate equal to eight percent
(8.0%). Accrued interest shall be due and payable on any date on which the principal balance hereof is due (whether by acceleration, maturity or otherwise). Interest shall accrue on any amount


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past due hereunder at a rate equal to two percent (2.0%) per annum in excess of the interest rate otherwise payable hereunder
(the "Post Default Rate").

     1.2 Unless this Note is fully converted into Shares (as defined below) at the option of the Holder pursuant to Section 2, the entire principal balance of this Note shall be due and payable in full on December 15, 2005 (the "Maturity Date") or such earlier date as the principal amount is due hereunder as a result of acceleration or otherwise. The outstanding principal balance of this Note and accrued interest thereon may not be prepaid in whole or in part at any time. The Borrowers may not reborrow the principal amount hereunder after such principal amount has been repaid.

     1.3 Each Borrower acknowledges and agrees that, on the date hereof, the Holder has advanced to the Borrowers a principal amount in the aggregate equal to $10,250,000.00, which amount is evidenced by this Note.

     1.4 (a) EACH BORROWER, AND THE HOLDER BY ACCEPTING THIS NOTE, AGREES AND STIPULATES THAT THE ONLY CHARGE IMPOSED UPON THE BORROWERS FOR THE USE OF MONEY IN CONNECTION WITH THIS NOTE IS
AND SHALL BE THE INTEREST DESCRIBED IN THE SECOND PARAGRAPH
HEREOF, AND FURTHER AGREES AND STIPULATES THAT ALL OTHER CHARGES IMPOSED BY THE HOLDER ON THE BORROWERS IN CONNECTION WITH THIS
NOTE, ALL DEFAULT CHARGES, LATE CHARGES, AND ATTORNEYS' FEES, ARE CHARGES MADE TO COMPENSATE THE HOLDER FOR UNDERWRITING OR ADMINISTRATIVE SERVICES AND COSTS OR LOSSES PERFORMED OR
INCURRED, AND TO BE PERFORMED OR INCURRED, BY THE HOLDER IN CONNECTION WITH THIS NOTE AND SHALL UNDER NO CIRCUMSTANCES BE
DEEMED TO BE CHARGES FOR THE USE OF MONEY. ALL CHARGES OTHER THAN CHARGES FOR THE USE OF MONEY SHALL BE FULLY EARNED AND
NONREFUNDABLE WHEN DUE.

(b) Notwithstanding any terms or provisions contained herein or elsewhere, in no event shall the aggregate amount of Interest (as defined below) contracted for, reserved, charged, collected, taken or received by the Holder pursuant to this Note exceed the maximum amount permissible (the "Maximum Rate") under the Usury Laws (as defined below). Neither the exercise by the Holder of its rights to accelerate the payment or the maturity of any indebtedness evidenced by this Note, nor the occurrence of any other event or contingency whatsoever, shall entitle the Holder to charge, collect or receive Interest in excess of the Maximum Rate and in no event shall the Borrowers be obligated to pay Interest exceeding the Maximum Rate. All agreements, conditions or stipulations, if any, which may in any event or contingency operate to bind, obligate or compel the Borrowers to pay Interest exceeding the Maximum Rate shall be without binding force or effect, at law or in equity, but only to the extent of the excess of Interest over such Maximum Rate. If any Interest is contracted for, charged, collected, taken or received in excess of the Maximum Rate ("Excess"), each Borrower acknowledges and agrees that any such obligation, charge, collection or receipt shall be the result of a bona fide error, and such Excess, to the extent received, shall be applied first to reduce the principal hereof and the balance of such Excess, if any, shall be returned to the Borrowers; it being the express

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intent of each Borrower and the Holder that the Borrowers not pay and the Holder not receive, charge or collect, directly or indirectly, interest in excess of the Maximum Rate. By the execution of this Note, each Borrower covenants and agrees that
(i) the credit or return of any Excess shall constitute the acceptance by the Borrowers of such Excess, and (ii) no Borrower shall seek or pursue (and hereby waives to the fullest extent permitted by law) any other remedy, legal or equitable, against the Holder, based in whole or in part upon contracting for, charging, collecting or receiving any Interest in excess of the Maximum Rate. For the purpose of determining whether or not any Excess has been contracted for, charged, collected or received by the Holder, all Interest at any time contracted for, charged, collected or received from any Borrower in connection with the indebtedness evidenced by this Note shall, to the extent permitted by the Usury Laws, be amortized, prorated, allocated and spread in equal parts throughout the full term of this Note. Each Borrower and the Holder agree, to the maximum extent permitted under the Usury Laws, to (i) characterize any non-principal payment as an expense rather than as Interest and
(ii) exclude voluntary prepayments and the effects thereof. For purposes hereof, the term "Interest" shall mean any and all interest, fees, premiums and other charges for the use of money or the extension of credit and shall include any "interest" (or any amount or sum deemed to be "interest") under and as defined in the Usury Laws; and the term "Usury Laws" shall mean any applicable laws, statutes, rules, regulations or ordinances limiting, governing or otherwise regulating the rate or amount of Interest or the manner which Interest may be calculated, charged, collected, paid, contracted for or disclosed.

     1.5 The Borrowers' indebtedness evidenced by this Note is secured by that certain Pledge Agreement executed by each Borrower in favor of the Holder.

2.   Conversion

     2.1  Subject to and upon compliance with the provisions of this
Section 2, the Holder shall have the right to convert, in lieu of accepting payment for principal and interest, all, or any part, of the outstanding principal balance of, this Note together with all accrued but unpaid interest on such principal then to be converted at any time between November 15, 2005 and December 15, 2005 (provided, however, that the Holder shall have the right to convert pursuant to this Section 2 at any time after the occurrence and during the continuance of a material Event of Default), in whole, or in part, into that number of shares of Holdings' Common Stock, $0.01 par value (the "Common Stock") equal to, the product obtained by dividing (a) the outstanding principal and accrued but unpaid interest then being converted by
(b) $14.04 (such amounts to be adjusted for stock splits, dividends, recapitalizations and similar transactions) (the shares of the Common Stock issuable upon conversion being referred to herein as the "Shares"). Once Holder provides
Holdings written notice of its election to convert this Note into equity, the Borrowers shall not be entitled to prevent the conversion by repaying the principal and interest due under this Note.

     2.2  Before the Holder converts this Note into Shares, the Holder
(i) shall give five (5) days written notice to Holdings of the election to convert this Note pursuant to this Section 2; (ii) shall state therein the amount of principal and accrued interest so being converted and the name or names in which the certificate or certificates for the number of shares of Shares are

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to be issued; and (iii) shall surrender this Note at the office of Holdings. Holdings shall, as promptly as practicable after each surrender, but in no event later than ten (10) days after the later of such surrender or approval of any required stock exchange supplemental listings, and at its expense, issue and deliver to or upon the written order of the Holder a certificate or certificates for the full number of Shares to which the Holder is entitled and a check or cash with respect to any fractional interest in Shares as provided in Section 2.3. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the person or persons entitled to receive shares of Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Shares as of such date. Upon any partial conversion of this Note, Holdings shall, and shall cause each of the other Borrowers, in addition to, and concurrently with, the certificate evidencing such Shares issued upon such partial conversion, deliver to the Holder a new Note, substantially in the form hereof, in a principal amount equal to the outstanding (whether principal, interest or any other amounts) amount under this Note not so converted.

     2.3 No fractional shares shall be issued upon any conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, Holdings shall pay cash equal to the product of such fraction multiplied by the price used to determine the number of Shares into which this Note is converted (such amounts to be adjusted for stock splits, dividends, recapitalizations and similar transactions).

     2.4 Holdings shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock for the purpose of effecting the conversion of this Note such number of Common Stock as shall from time to time be sufficient to effect the conversion of this Note; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the entire principal and interest amount of this Note, in addition to such other remedies as shall be available to the Holder, Holdings will use its best efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     2.5 In the event there is any United States withholding tax applicable to the interest on this Note for Holder, the Borrowers shall reimburse Holder for all such withholding tax paid by Holder with respect to this Note.

3.   Registration of the Shares; Compliance with the Securities
     Act.

     3.1  (a)  Demand Registration.

          (i) Holder may request Holdings to register under the Securities Act all or any portion of the Shares held by Holder in the manner specified in such request. Holdings will use its best efforts to expeditiously effect the registration of all Shares under the Securities Act, but only to the extent provided for in the following provisions of this Note; provided, however, that Holdings shall not be required to effect registration pursuant to a request under this Section 3 more than
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     one (1) time for Holder, and may register the Shares on Form
     S-3 under the Securities Act if available. Notwithstanding anything to the contrary contained herein, no request may be made under this Section 3(a)(i) within 180 days after the effective date of a registration statement filed by Holdings covering a firm commitment underwritten public offering in which the holders of Shares shall have been entitled to join and in which there shall have been effectively registered all Shares as to which registration shall have been requested.

          (ii) Whenever a requested registration pursuant to
     Section 3(a)(i) above is for an underwritten offering, only Shares which are to be included in the underwriting may be included in the registration, and, if the managing underwriter of such offering determines in good faith that the number of Shares so included which are to be sold by the holders of the Shares should be limited due to market conditions and/or the necessity of including in such underwriting or registration securities to be sold for the account of Holdings, then Holdings may reduce the number of securities to be included in such offering to a number deemed satisfactory by the managing underwriter on a pro rata basis. Notwithstanding the foregoing, in the event that the underwriter or underwriters cut back the number of Shares required to be included by the Holder in such demand registration by more than 20%, then such registration will not be deemed to be a demand registration for purposes of this Section 3. Holdings may not cause any other registration of securities for sale for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 of the Commission is applicable) to become effective less than ninety (90) days after the effective date of any registration required pursuant to this Section 3.

          (b)  Piggyback Registrations.

          If Holdings, at any time proposes to register any of its securities under the Securities Act (including pursuant to a demand of any stockholder of Holdings exercising registration rights) for sale to the public (except with respect to registration statements on Forms S-4 or S-8 or another form not available for registering the Shares for sale to the public), each such time it will give written notice to the Holder of its intention to do so. Upon the written request of Holder given within twenty days after receipt by Holder of such notice, Holdings will, subject to the limits contained in this Section 3, use its best efforts to cause all such Shares of the Holder to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such holder of the Shares so registered; provided, however, that if Holdings is advised in writing in good faith by any managing underwriter of Holdings' securities being offered in a public offering pursuant to such registration statement that the amount to be sold by persons other than Holdings (collectively, "Selling Stockholders") is greater than the amount which can be offered without adversely affecting the offering, then Holdings may reduce the amount offered for the accounts of Selling Stockholders (including holders of Shares) to a number deemed satisfactory by such managing underwriter.

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          Notwithstanding the foregoing provisions, Holdings may
     withdraw any registration statement referred to in
     Section 3(c) without thereby incurring any liability to Holder.

          (c)  Registration Procedures.

               (i)  Holdings shall use its best efforts to
     prepare and file with the SEC such amendments and supplements to its registration statements and prospectuses pursuant to which Shares are registered (the "Registration Statements") as may be necessary to keep such registration statements current and effective for a period ending on the earlier of (i) the date on which Holder may sell Shares pursuant to paragraph (k) of Rule 144 under the Securities Act or any successor rule ("Rule 144") or (ii) such time as all Shares converted hereunder have been sold pursuant to a registration statement or Rule 144, and to notify Holder promptly upon the registration statement, and each post-effective amendment thereto, being declared effective by the SEC;

               (ii) Holdings shall furnish to Holder such number of copies of the Registration Statements (including supplemental prospectuses) as Holder may reasonably request in order to facilitate the public sale or other disposition of all or any of the Shares by Holder;

               (iii) Holdings shall file documents required of Holdings for normal blue sky clearance in states specified in writing by Holder; provided, however, that Holdings shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

               (iv) Holdings shall bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in paragraph (a) through
     (c)(iii) of this Section 3 and the registration of the Shares;

               (v) Holdings shall advise Holder, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of any of the Registration Statements or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

               (vi) With a view to making available to Holder the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit Holder to sell Shares to the public without registration, Holdings covenants and agrees to use its best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of Holder's Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of Holder's Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of Holdings under the Securities Act; and (iii)

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     furnish to Holder upon request, as long as Holder owns any
     Shares, (A) a written statement by Holdings that it has complied with the reporting requirements of the Securities Act and the Securities Act, (B) a copy of Holdings' most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail Holder of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

          It shall be a condition precedent to the obligations of Holdings to take any action pursuant to this Section 3 that Holder shall furnish to Holdings such information regarding itself, the Shares to be sold by Holder, and the intended method of disposition of such securities as shall be required to effect the registration of the Shares.

          Holdings understands that Holder disclaims being an underwriter, but acknowledges that a determination by the SEC that Holder is deemed an underwriter shall not relieve
     Holdings of any obligations it has hereunder.

     3.2  Transfer of Shares After Registration; Suspension.

          (a) Holder agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, as contemplated in the registration statement and as described below, and that it will promptly notify Holdings of any material changes in the information set forth in the registration statement regarding Holder or its plan of distribution.

          (b) Except in the event that paragraph (c) below applies, Holdings shall: (i) if deemed necessary by Holdings, prepare and file from time to time with the SEC a post-effective amendment to the registration statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such registration statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide Holder copies of any documents filed pursuant to Section 3.2(b)(i); and
     (iii) upon request, inform Holder that Holdings has complied with its obligations in Section 3.2(b)(i) (or that, if Holdings has filed a post-effective amendment to the registration statement which has not yet been declared effective, Holdings will notify Holder to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify Holder pursuant to Section 3.2(b)(i) hereof when the amendment has become effective).

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          (c)  Subject to paragraph (d) below, in the event: (i)
     of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iii) of the receipt by Holdings of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the registration statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the registration statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then Holdings shall promptly deliver a certificate in writing to Holder (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, Holder will refrain from selling any Shares pursuant to the registration statement (a "Suspension") until Holder is advised in writing by Holdings that the current prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, Holdings will use its reasonable best efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to Holder. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to Holder, Holder shall be entitled to specific performance in the event that Holdings fails to comply with the provisions of this Section 3.

          (d)  Notwithstanding the foregoing paragraphs of this
     Section 3, Holdings shall use its best efforts to ensure that Holder shall not be prohibited from selling Shares under the registration statement as a result of Suspensions on more than two occasions, such occasions not to occur within two weeks of one another, of not more than thirty
     (30) days in any twelve month period, unless, in the good faith judgment of Holdings' Board of Directors, upon advice of counsel, the sale of Shares under the registration statement would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in potential liability to Holdings.

          (e) If a Suspension is not then in effect, Holder may sell Shares under the registration statement, provided that it complies with any applicable prospectus delivery requirements. Upon receipt of a request therefor, Holdings will provide an adequate number of current prospectuses to Holder and to any other parties requiring such prospectuses.

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          (f)  In the event of a sale of Shares by Holder, unless
     such requirement is waived by Holdings in writing, Holder must also deliver to Holdings' transfer agent, with a copy to Holdings, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit A, so that the Shares may be properly transferred.

          (g) Holdings agrees that it shall, immediately prior to the registration statement being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the registration statement is effective, the transfer agent shall issue, in connection with the sale of the Shares, certificates representing such Shares without restrictive legend, provided the Shares are to be sold pursuant to the prospectus contained in the registration statement and the transfer agent receives a Certificate of Subsequent Sale in the form attached hereto as Exhibit A. Upon receipt of such opinion, Holdings shall cause the transfer agent to confirm, for the benefit of Holder, that no further opinion of counsel is required at the time of transfer in order to issue such Shares without restrictive legend.

     Holdings shall cause its transfer agent to issue a certificate without any restrictive legend to a purchaser of any such Shares from Holder, if (a) the sale of such Shares is registered under the registration statement (including registration pursuant to Rule 415 under the Securities Act) and Holder has delivered a Certificate of Subsequent Sale to the transfer agent; (b) the Holder has provided Holdings with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Shares may be made without registration under the Securities Act; or (c) such Shares are sold in compliance with Rule 144 under the Securities Act.

     3.3  Indemnification.

          For the purpose of this Section 3:

          (a) the term "Selling Shareholder" shall mean Holder and each person, if any, who controls Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

          (b) the term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 3.1; and

          (c) the term "Untrue Statement" shall mean any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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          (d)  (i)  Holdings agrees to indemnify and hold
     harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement or omission of a material fact contained in the Registration Statement or the prospectus or in any amendment or supplement thereto, (ii) any inaccuracy in the representations and warranties of Holdings contained in the Agreement or the failure of Holdings to perform its obligations hereunder or (iii) any failure by Holdings to fulfill any undertaking included in the Registration Statement, and Holdings will reimburse such Selling Shareholder for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that Holdings shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in the Registration Statements in reliance upon and in conformity with written information furnished to Holdings by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statements, or any inaccuracy in representations made by such Selling Shareholder in this Note or the failure of such Selling Shareholder to comply with its representations, warranties, covenants and agreements contained in Sections 3.2 and 5 (except 5.2) hereof or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder.

               (ii) Holder agrees to indemnify and hold harmless Holdings (and each person, if any, who controls Holdings within the meaning of Section 15 of the Securities Act, each officer of Holdings who signs the Registration Statement and each director of Holdings) from and against any losses, claims, damages or liabilities to which Holdings (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the representations, warranties, covenants and agreements contained in Section
     3.2 and 5 (except 5.2) hereof or elsewhere in the Loan Documents or any inaccuracies of Holder in the Loan Documents, or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of Holder specifically for use in preparation of the Registration Statement, and Holder will reimburse Holdings (or such officer, director or controlling person), as the case may be, for any reasonable legal expense or other actual accountable out of pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. The obligation to indemnify shall be limited to the net amount of the proceeds received by Holder from the sale of the Shares pursuant to the Registration Statement.

               (iii)     Promptly after receipt by any
     indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 3.3 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 3.3. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

               (iv) If the indemnification provided for in this
     Section 3.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (d)(i) or
     (d)(ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of Holdings on the one hand and Holder on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by Holdings on the one hand or Holder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. Holdings and Holder agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if Holder were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Holder shall not be required to contribute any amount in excess of the amount by which the gross amount received by Holder from the sale of the Shares to which such loss relates exceeds the amount of any damages which Holder has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The parties to this Note hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this
     Section 3, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 3 fairly allocate the risks in light of the ability of the parties to investigate Holdings and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

     3.4 Termination of Conditions. The conditions precedent imposed by this Section 3 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares (i) shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the registration statement covering such Shares,
(ii) are eligible for sale under Rule 144 or (iii) at such time as an opinion of counsel satisfactory to Holdings shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     3.5 Information Available. So long as the registration statement is effective covering the resale of Shares owned by Holder, Holdings will furnish (or, to the extent such information is available electronically through Holdings' filings with the SEC, Holdings will make available) to Holder:

          (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles) and (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits);

          (b) upon the reasonable request of Holder, all exhibits excluded by the parenthetical to subparagraph
     (a)(ii) of this Section 3.5 as filed with the SEC and all other information that is made available to shareholders; and

          (c) upon the reasonable request of Holder, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and Holdings, upon the reasonable request of Holder, will meet with Holder or a representative thereof at Holdings' headquarters during Holdings' normal business hours to discuss all information relevant for disclosure in the registration statement covering the Shares and will otherwise reasonably cooperate with Holder conducting an investigation for the purpose of reducing or eliminating Holder's exposure to liability under the Securities Act, including the reasonable production of information at Holdings' headquarters; provided, that Holdings shall not be required to disclose any confidential information to or meet at its headquarters with Holder until and unless Holder shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to Holdings with Holdings with respect thereto.

     3.6 Limits on Additional Issuances. Except for the issuance of stock options under Holdings' stock option plans, the issuance of common stock upon exercise of outstanding options, and the conversion contemplated hereby, Holdings will not, for a period of six months following the Effective Date, offer for sale or sell any securities unless, in the opinion of Holdings' counsel, such offer or sale does not jeopardize the availability of exemptions from the registration and qualification requirements under applicable securities laws. The foregoing shall not apply to securities issued in connection with any acquisition, including by way of merger, or purchase of stock or all or substantially all of the assets of any third party.
Except for the issuance of stock options under Holdings' stock option plans, the issuance of common stock under Holdings' employee stock purchase plan or upon exercise of outstanding options and warrants, the issuance of common stock purchase warrants, and the transactions contemplated hereby, Holdings has not engaged in any offering of its equity securities during the six months prior to the date of this Note. The foregoing provisions shall not prevent Holdings from filing a "shelf" registration statement pursuant to Rule 415 under the Securities Act, but the foregoing provisions shall apply to any sale of securities thereunder.

4.   Representations and Warranties of the Borrowers

     4.1 Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. GB Power is a corporation duly organized, validly existing and in good standing under the laws of the State of Maine. GB Hydro is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire. BayCorp Ventures is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of GB Maine and GB Benton is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Maine.

Each of NAC Power and NAC Gas is a limited liability company duly organized, validly existing and in good standing under the laws of the State of New Hampshire.

     4.2 Each Borrower has all requisite corporate or limited liability company power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. Each Borrower is duly qualified and authorized to transact business and is in good standing as a foreign corporation or limited liability company in each jurisdiction in which the failure so to qualify would have a material adverse effect on the business, properties, prospects, or financial condition of the Borrowers taken as a whole.

     4.3 Each Borrower has all requisite legal and corporate or limited liability company power and authority to execute, deliver and perform its obligations under this Note, and the issuance and sale of this Note (and, with respect to Holdings, the Shares) by each Borrower has been duly and validly authorized by all requisite corporate or limited liability company proceedings on the part of such Borrower. This Note when executed and delivered by each Borrower is a valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The execution and delivery of this Note and the transactions contemplated hereby and thereby, including but not limited to the Borrowers' incurrence of the obligations under this Note and the granting of security interests to secure the Borrowers' obligations under this Note, will not result in or constitute:

          (a) a default, breach or violation of or under the certificate of incorporation, certificate of formation, bylaws or operating agreement of any Borrower,

          (b) a default, breach or violation of or under any mortgage, deed of trust, indenture, note, bond, license, lease agreement or other agreement, instrument or obligation to which any Borrower is a party or by which any of the properties or assets of such Borrower are bound,

          (c) a violation of any statute, rule, regulation, order, judgment or decree of any court, public body or authority by which any Borrower or any of its properties or assets are bound,

          (d) an event which (with the notice or lapse of time or both) would permit any Person (as defined below) to terminate, accelerate the performance required by or accelerate the maturity of any indebtedness or obligation of any Borrower is bound or by which any of its properties or assets are bound,

          (e) except as contemplated by the Loan Documents, the creation or imposition of any lien, charge or encumbrance on any property of any Borrower under any agreement or commitment to which such Borrower is a party or by which such Borrower is bound or by which any of its respective properties or assets are bound, or

          (f) an event which would require any consent under any agreement to which any Borrower is a party or by which such Borrower is bound or by which any of its respective properties or assets are bound.

     4.4  Immediately prior to any conversion of this Note pursuant to
Section 2 hereof, the Shares will be duly authorized by all necessary corporate action on the part of Holdings and will have been duly reserved for issuance. When the Shares are issued such shares will be validly issued and outstanding, fully paid and nonassessable and the issuance of such Shares will not be subject to preemptive or other similar contractual rights of any other stockholder of Holdings.

     4.5 Holdings has complied and will comply with all applicable federal and state securities laws in connection with the issuance of this Note and the Shares hereunder. Neither Holdings nor anyone acting on its behalf has or will sell, offer to sell or solicit offers to buy the Notes or similar securities to, or solicit offers with respect thereto, from or enter into any preliminary conversations or negotiations relating thereto with, any Person, so as to bring the issuance and sale of the Notes under the registration provisions of the Securities Act and applicable state securities laws, Holdings has timely filed with all relevant Governmental Authorities and listing agencies all reports required under all applicable laws and regulation, except where the failure to so file could not reasonably be expected to have a Material Adverse Effect.

     4.6 None of the Borrowers or any of their Subsidiaries: (i) is a Person named on the list of Specially Designated Nationals or Blocked Persons maintained by the U.S. Department of the Treasury's Office of Foreign Assets Control (the "OFAC") as published from time to time; or (ii) is (A) an agency of the government of a country, (B) an organization controlled by a country, or (C) a Person resident in a country that is subject to a sanctions program identified on the list maintained by the OFAC and published from time to time, as such program may be applicable to such agency, organization or Person; or
(iii) derives more than 15% of its assets or operating income from investments in or transactions with any such country, agency, organization or Person.

     4.7 The outstanding capital stock of Holdings as of December 31, 2003 is as described in Holdings' Quarterly Report on Form 10-Q for the quarter ended September 30, 2004. Holdings has not issued any capital stock since September 30, 2004 other than pursuant to the purchase of shares under Holdings' employee stock purchase plan and the exercise of outstanding warrants or stock options, in each case as disclosed in the SEC Reports. The
Shares to be sold pursuant to the Agreements have been duly authorized, and when issued and paid for in accordance with the terms of the Agreements, will be duly and validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by Holder). The outstanding shares of capital stock of Holdings have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in Holdings or its Subsidiaries, other than this Note and options under Holdings stock incentive plans, or any contract, commitment, agreement, understanding or arrangement of any kind to which Holdings or any of its Subsidiaries is a party and providing for the issuance or sale of any capital stock of Holdings or of any of its Subsidiaries, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, except as provided in this Note and the Pledge
Agreement, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Shares. There are no shareholders' agreements, voting agreements or other similar agreements with respect to the Common Stock to which Holdings is a party.

     4.8 There is no material legal or governmental proceeding pending, or to the knowledge of Holdings, threatened, to which Holdings or any of its Subsidiaries is a party or of which the business or property of Holdings or any of its Subsidiaries is subject that is required to be disclosed and that is not so disclosed in the SEC Reports. Neither Holdings nor any of its Subsidiaries is subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body.

     4.9 Neither Holdings nor any of its Subsidiaries is in violation of its Certificate of Incorporation, bylaws or other organizational documents, as amended, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to Holdings, which violation, individually or in the aggregate, is reasonably likely to have a Material Adverse Effect, and neither Holdings nor its Subsidiaries is in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which Holdings or any of its Subsidiaries is a party or by which Holdings or its Subsidiaries or their respective properties are bound, which default is reasonably likely to have a Material Adverse Effect.

     4.10 Holdings and its Subsidiaries have good and marketable title to all the properties and assets reflected as owned by them in the consolidated financial statements included in the SEC
Reports, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such consolidated financial statements or (ii) those which are not material in amount and do not have a Material Adverse Effect on the use made and intended to be made of such property by Holdings or its Subsidiaries. Holdings or its Subsidiaries hold their respective leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of Holdings and its Subsidiaries, taken as a whole. Except as disclosed in the SEC Reports, Holdings and its Subsidiaries own or lease all such properties as are necessary to its operations as now conducted.

     4.11 Each of Holdings and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of Holdings and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably likely to have a Material Adverse Effect.

     4.12 The financial statements of Holdings and the related notes contained in the SEC Reports present fairly and accurately in all material respects the financial position of Holdings as of the dates therein indicated, and the results of its operations, cash flows and the changes in shareholders' equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. Such financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis at the times and throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

     4.13 Except as disclosed in the SEC Reports or in any press release issued by Holdings at least two (2) Business Days prior to the date of this Note, since December 31, 2003, there has not been (i) an event, circumstance or change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any obligation incurred by Holdings or any of its Subsidiaries, direct or contingent, that is material to Holdings, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of Holdings, or (iv) any loss or damage (whether or not insured) to the physical property of Holdings or any of its Subsidiaries which has had a Material Adverse Effect.

     4.14 Holdings' Common Stock is registered pursuant to Section 12(b) of the Securities Act of 1933, as amended (the "Act"), and is listed on the American Stock Exchange ("AMEX"), and, except as disclosed in the SEC Reports, Holdings has taken no action intended to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Securities Act or delisting the Common Stock from the Amex Stock Market. The issuance of the Shares does not require shareholder approval, including, without limitation, pursuant to
Section 713 of the Listing Standards, Policies and Requirements of AMEX.

     4.15 Holdings has timely made all filings required under the Securities Act during the twelve (12) months preceding the date of this Note, and all of those documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

     4.16 Holdings has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares. Other than with respect to the information related to the transactions contemplated by this Note, Holdings has not disclosed any material non-public information to the Holder.

     4.17 Vitale, Caturano & Company P.C., who expressed their opinion with respect to the consolidated financial statements in Holdings' Annual Report on Form 10-K for the year ended December
31, 2003, have advised Holdings that they are, and to the knowledge of Holdings they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

     4.18 Except for matters which are not reasonably likely to have a Material Adverse Effect and those contracts that are substantially or fully performed or expired by their terms, the contracts listed as exhibits to or described in the SEC Reports that are material to Holdings and all amendments thereto, are in full force and effect on the date hereof, and neither Holdings nor, to Holdings' knowledge, any other party to such contracts is in breach of or default under any of such contracts.

     4.19 Except for matters which are described in the SEC Reports or are not reasonably likely to have a Material Adverse Effect, each of Holdings and its Subsidiaries has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and Holdings has no knowledge of a tax deficiency which has been asserted or threatened against Holdings or the Subsidiaries that has not been resolved.

     4.20 Holdings is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an "investment company" as a result of the transactions contemplated by this Note.

     4.21 Each of Holdings and its Subsidiaries maintains insurance of the types and in the amounts that Holdings reasonably believes is adequate for its businesses, including, but not limited to, insurance covering real and personal property owned or leased by Holdings or the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

     4.22 Neither Holdings nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of Holdings that would (i) bring the offer or sale of the Shares as contemplated by this Note within the provisions of
Section 5 of the Securities Act or (ii) cause the offer or sale of the Shares as contemplated by this Note to be integrated with prior offerings by Holdings for purposes of any applicable stockholder approval provisions, including, without limitation, the rules and regulations of any exchange or automated quotation system on which any of the securities of Holdings are listed or designated.

     4.23 Prior to the conversion pursuant to Section 2, Holdings shall comply with the requirements of the American Stock Exchange with respect to the issuance of the Shares and, at such time as the Shares may be registered under the Securities Act, the listing thereof on the American Stock Exchange.

     4.24 No transaction has occurred between or among Holdings or any of its affiliates, officers or directors or, to the knowledge of Holdings, any affiliate or affiliates of any such officer or director that with the passage of time will be required to be disclosed pursuant to Sections 13, 14 or 15(d) of the Securities
Act.

     4.25 No person or entity will be entitled to receive any brokerage commission, finder's fee, fee for financial advisory services or similar compensation in connection with the transactions contemplated by this Note based on any contract made by or on behalf of Holdings.

     4.26 The books, records and accounts of Holdings accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, Holdings. Holdings maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Holdings maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) that are effective in ensuring that information required to be disclosed by Holdings in the reports that it files or submits under the Securities Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the Securities and Exchange Commission ("SEC"), including, without limitation, controls and procedures designed to ensure that information required to be disclosed by Holdings in the reports that it files or submits under the Securities Act is accumulated and communicated to Holdings' management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate to allow timely decisions regarding required disclosure.

     4.27 Subject to the accuracy of the Holder's representations and warranties in Section 5 of this Note, the offer, sale and issuance of the Shares in conformity with the terms of this Note constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

5.   Representations and Warranties of the Holder

     5.1 The Holder acknowledges and understands that (i) the issuance of the Common Stock has not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"); and (ii) the issuance of the Common Stock is intended to be exempt from registration under the Securities Act by virtue of certain exemptions thereunder, including Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder, and, therefore, the Shares cannot be resold unless registered under the Securities Act or unless an exemption from registration is available.

     5.2 The Holder acknowledges that Holdings and its advisors will rely on the representations and warranties of Holder contained in this Section 5 for purposes of determining whether the issuance of the Shares is exempt from registration under the Securities
Act.

     5.3 The Holder understands that the Note and the Shares will be characterized as "restricted securities" under the Securities
Act. In this connection, the Holder represents that it is familiar with Rule 144 promulgated under the Securities Act.

     5.4 The Holder is acquiring the Note and will be acquiring the Shares solely for its own account for investment purposes and not with a view toward any distribution.

     5.5 The Holder has had an opportunity to review all forms, proxy statements, registration statements, reports, schedules, and other documents filed or furnished by Holdings since insert date with the Securities and Exchange Commission.

     5.6 The Holder (i) has the financial ability to bear the economic risk of the investment in the Note and the Shares, (ii) has adequate means for providing for its current needs and contingencies, (iii) has no need for liquidity with respect to the investment in the Shares, and (iv) can afford a complete loss of the investment in the Shares at this time and in the foreseeable future.

     5.7 The Holder is capable of evaluating the merits and risks of an investment in the Note and the Shares and of making an informed investment decision with respect thereto.

     5.8 The Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement.

     5.9 The Holder acknowledges and agrees that any Shares shall bear substantially the following legend:

     THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OR HYPOTHECATED UNLESS (1) THERE IS AN EFFECTIVE REGISTRATION
     UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR (2) HOLDINGS RECEIVES AN OPINION OF COUNSEL,

     REASONABLY SATISFACTORY TO HOLDINGS, STATING THAT SUCH SALE,
     TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE
     REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY
     APPLICABLE STATE SECURITIES LAWS.

6.   Affirmative Covenants

     6.1 Each Borrower shall, and shall cause its Subsidiaries to, preserve and maintain its respective existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization and where the failure to be so authorized and qualified could reasonably be expected to have a Material Adverse Effect.

     6.2 Each Borrower shall, and shall cause its Subsidiaries to, comply with (a) all Applicable Laws, including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have a Material Adverse Effect, and (b) all terms and conditions of all Material Contracts to which such Borrower is a party.

     6.3  Each Borrower shall, and shall cause its Subsidiaries to,
(a) protect and preserve all of its respective material properties, including, but not limited to, all intellectual property, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear excepted, and (b) make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     Each Borrower shall, and shall cause its Subsidiaries to, maintain insurance (on a replacement cost basis) with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by Persons engaged in similar businesses or as may be required by Applicable Law, and from time to time deliver to the Holder upon its request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

     6.4 Each Borrower shall, and shall cause its Subsidiaries to, pay and discharge when due (a) all taxes, assessments and governmental charges or levies imposed upon such Borrower or upon its income or profits or upon any properties belonging to it, and
(b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Borrower or such Subsidiary, as applicable, in accordance with GAAP.

     6.5 Each Borrower shall, and shall cause its Subsidiaries to, permit representatives or agents of the Holder, from time to time after reasonable prior notice if no Event of Default shall be in existence, as often as may be reasonably requested, but only during normal business hours and at the expense of Holder (unless a Default or Event of Default shall exist, in which case the exercise by Holder of its rights under this Section shall be at the expense of the Borrowers), as the case may be, to: (a) visit and inspect all properties of such Borrower or such Subsidiary to the extent any such right to visit or inspect is within the control of such Person; (b) inspect and make extracts from their respective books and records, including but not limited to management letters prepared by independent accountants; and
(c) discuss with its officers and employees, and its independent accountants, its business, properties, condition (financial or otherwise), results of operations and performance. If requested by the Holder, each Borrower shall execute an authorization letter addressed to its accountants authorizing Holder to discuss the financial affairs of such Borrower and any of its Subsidiaries with its accountants.

     6.6 Each Borrower shall, and shall cause its Subsidiaries to, comply with all environmental laws the failure with which to comply could reasonably be expected to have a Material Adverse Effect. If any Borrower or any of its Subsidiaries shall
(a) receive notice that any violation of any environmental law may have been committed or is about to be committed by such Person, (b) receive notice that any administrative or judicial complaint or order has been filed or is about to be filed against such Borrower or any of its Subsidiaries alleging violations of any environmental law or requiring such Borrower or any of its Subsidiaries to take any action in connection with the release of hazardous materials or (c) receive any notice from a Governmental Authority or private party alleging that such Borrower or any of its Subsidiaries may be liable or responsible for costs associated with a response to or cleanup of a release of hazardous materials or any damages caused thereby, and the matters referred to in such notices, individually or in the aggregate, could reasonably be expected to have a Material
Adverse Effect, such Borrower or any of its Subsidiaries shall provide the Holder with a copy of such notice promptly, and in any event within 10 Business Days, after the receipt thereof by such Borrower or any of its Subsidiaries. Each Borrower shall, and shall cause its Subsidiaries to, take promptly all actions necessary to prevent the imposition of any Liens on any of their respective properties arising out of or related to any environmental laws.

     6.7 Each Borrower shall, and shall cause its Subsidiaries to, maintain books and records pertaining to its respective business operations in such detail, form and scope as is consistent with good business practice and in accordance with GAAP.

     6.8 Each Borrower shall, at its sole cost and expense and upon request of the Holder, execute and deliver or cause to be executed and delivered, to the Holder such further instruments, documents and certificates, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Holder to carry out more effectively the provisions and purposes of this Note and the other Loan

Documents or to perfect more fully or to renew the rights of Holder with respect to the Collateral (or with respect to any additions thereto or replacements or proceeds thereof or with respect to any other property or assets hereafter acquired by any Borrower or any of its Subsidiaries which may be deemed to be part of the Collateral) pursuant to any of the Loan Documents.

     6.9 Within 15 days of any Borrower or any of its Subsidiaries acquiring any Equity Interest in a Partnership after the Effective Date, such Borrower shall cause to be delivered to the Holder each of the following in form and substance satisfactory to Holder a supplement to the Pledge Agreement subjecting the Equity Interests issued by such Partnership to the Lien of the Pledge Agreement and executed by such Borrower and each of its Subsidiaries that owns any Equity Interests in such Partnership, together with such other documents and opinions as requested by the Holder.

7.   Information

     7.1 As soon as available and in any event within 45 days after the end of each fiscal quarter of Holdings, the unaudited consolidated balance sheet of Holdings and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of income, shareholders' equity and cash flows of Holdings and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year (if any), all of which shall be certified by the chief executive officer or chief financial officer of Holdings, in his or her opinion, to present fairly, in accordance with GAAP and in all material respects, the consolidated financial position of Holdings and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments).

     7.2 Promptly upon receipt thereof, copies of all management reports, if any, submitted to Holdings or its shareholders by its independent public accountants.

     7.3 Promptly upon the mailing thereof to the shareholders of Holdings generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by Holdings or any of its Subsidiaries.

     7.4 To the extent any Borrower is aware of the same, prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator against or in any other way relating adversely to, or adversely affecting, such Borrower or any of its Subsidiaries or any of their respective properties, assets or businesses which could reasonably be expected to have a Material Adverse Effect, and prompt notice of the receipt of notice that any United States income tax returns of any Borrower or any of its Subsidiaries are being audited.

     7.5 A copy of any amendment to the certificate of incorporation, bylaws, operating agreement or other similar organizational documents of any Borrower or any of its Subsidiaries promptly upon the Holder's request therefore.

     7.6 Prompt notice of any change in the senior management of Holdings and any change in the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any of its Subsidiaries which has had or could reasonably be expected to have a Material Adverse Effect.

     7.7 Notice of the occurrence of any of the following promptly upon a responsible officer of Holdings obtaining knowledge thereof: (i) any Default or Event of Default or (ii) any default under the Pledge Agreement.

     7.8 Prompt notice of any order, judgment or decree in excess of $100,000 having been entered against any Borrower or any of its Subsidiaries or any of their respective properties or assets.

     7.9 Prompt notice if any Borrower or any of its Subsidiaries shall receive any notification from any Governmental Authority alleging a violation of any Applicable Law or any inquiry which, in either case, could reasonably be expected to have a Material Adverse Effect.

     7.10 From time to time and promptly upon each request, such data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or any of its Subsidiaries as the Holder may reasonably request.

8.   Negative Covenants

     For so long as this Note is in effect, unless the Holder shall otherwise consent in writing, each Borrower shall comply with the following covenants:

     8.1 No Borrower shall use the proceeds of the Note for any purpose other than: (a) funding the purchase of (i) the jointly or commonly-held interests in oil, gas and mineral-related assets and operations as described in or contemplated by the Project Development Agreement dated January 7, 2005 by and between NAC Gas and Sonerra Resources Corporation, a Texas corporation with a place of business in Nacogdoches, Texas and (ii) the Partnership; and (b) working capital needs of Borrower in the ordinary course of its business. No part of the proceeds of this Note will be used (i) for the purpose of buying or carrying "margin stock" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any such margin stock or
(ii) to finance any operations, investments or activities in, or make any payments to, any country, agency, organization, or Person described in clause (ii) of Section 4.6.

     8.2 No Borrower shall, nor shall it permit any of its Subsidiaries to, declare or make any Restricted Payment except for:

          (a) Restricted Payments made by a Borrower to a Borrower; and

          (b) Restricted Payments from a Partnership to a Borrower.

     8.3 No Borrower shall, nor shall it permit any Subsidiary to, create, incur, assume, or permit or suffer to exist any Indebtedness, except the following:

          (a)  Indebtedness under the Loan Documents;

          (b) Indebtedness existing on the Effective Date and described on Schedule 8.3(b); and

          (c) Indebtedness incurred after the Effective Date in an aggregate amount not to exceed $4,400,000.

     8.4 (a) No Borrower shall, nor shall it permit any Subsidiary to, create, assume, or incur any Lien (other than Permitted
Liens) upon any of its properties, assets, income or profits of any character whether now owned or hereafter acquired.

          (b) No Borrower shall, nor shall it permit any Subsidiary to, enter into, assume or otherwise be bound by any Negative Pledge except for a Negative Pledge contained in any agreement (i)(x) evidencing Indebtedness which such Borrower or such Subsidiary may create, incur, assume, or permit or suffer to exist under Section 8.3; (y) which Indebtedness is secured by a Lien permitted to exist under this Note; and (z) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into; or (ii) relating to the sale of a Subsidiary or assets pending such sale, provided that in any such case the Negative Pledge applies only to the Subsidiary or the assets that are the subject of such sale.

          (c) No Borrower shall, nor shall it permit any Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of such Borrower or such Subsidiary to: (i) pay dividends or make any other distribution on any of such Borrower or such Subsidiary's capital stock or other equity interests owned by such Borrower or any of its Subsidiaries; (ii) pay any Indebtedness owed to such Borrower or any of its Subsidiaries; (iii) make loans or advances to the Borrower or any Subsidiary; or (iv) transfer any of its property or assets to the Borrower or any Subsidiary.

     8.5  No Borrower shall, nor shall it permit any Subsidiary to:
(a) enter into any transaction of merger or consolidation;
(b) liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution); or

(c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or substantially all of its business or assets, whether now owned or hereafter acquired; provided, however, that: (i) any Subsidiary may merge with and into a Borrower so long as (x) a Borrower is the survivor of such merger (and in the case of a merger with Holdings, Holdings is the survivor of such merger) and
(y) immediately prior to such merger, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; and (ii) the Borrower and its Subsidiaries may lease and sublease their respective assets, as lessor or sublessor (as the case may be), in the ordinary course of their business.

     8.6 No Borrower shall change its fiscal year from that in effect as of the Effective Date.

     8.7 No Borrower shall, nor shall it permit any of its Subsidiaries to, permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except transactions in the ordinary course of and pursuant to the reasonable requirements of the business of the Borrowers or any of their Subsidiaries and upon fair and reasonable terms which are no less favorable to the Borrowers or such Subsidiary than would be obtained in a comparable arm's length transaction with a Person that is not an Affiliate.

     8.8 No Borrower shall, nor shall it permit any Subsidiary to, permit any of its respective assets to become or be deemed to be "plan assets" within the meaning of ERISA, the Internal Revenue
Code and the respective regulations promulgated thereunder.

9.   Events of Default

     Each of the following conditions or events, shall constitute an event of default ("Event of Default"):

     (a) if Borrowers shall default in the payment of any principal or interest on this Note when the same becomes due and payable, whether at maturity or on demand or otherwise; or

     (b) if any representation or warranty made by or on behalf of Borrowers herein or in any instrument furnished in compliance with or in reference hereto or otherwise in connection with the transactions contemplated hereby shall prove to have been false or incorrect in any material respect on the date as of which made; or

     (c) any Borrower or any Pledgor shall fail to perform or observe any term, covenant, condition or agreement contained in this Note or the Pledge Agreement; or

     (d) (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of any Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Borrower or for any substantial part of its property or ordering the winding up or liquidation of its affairs, (ii) an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect is commenced against any Borrower and such petition remains unstayed and in effect for a period of 60 consecutive days, (iii) any Borrower shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any Borrower or any substantial part of its property or make any general assignment for the benefit of creditors or (iv) any Borrower shall admit in writing its inability to pay its debts generally as they become due or any action shall be taken by any Borrower in furtherance of any of the aforesaid purposes; or

     (e) a default or event of default shall have occurred under any document, instrument, contract or agreement (i) evidencing or securing indebtedness of any Borrower with an outstanding principal balance of at least $1,000,000, (ii) material to the financial condition of any Borrower, or (iii) between any Borrower and Holder; or

     (f) any Borrower or any Pledgor shall disavow, revoke or terminate (or attempt to terminate) any Loan Document to which it is a party or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of this Note, the Pledge Agreement or any other Loan Document or this Note, the Pledge Agreement or any other Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof); or

     (g) a final judgment or order for the payment of money or for an injunction shall be entered against any Borrower or any of their respective Subsidiaries, by any court or other tribunal and
(i) such judgment or order shall continue for a period of 30 days without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount of such judgment or order for which insurance has not been acknowledged in writing by the applicable insurance carrier (or the amount as to which the insurer has denied liability) exceeds, individually or together with all other such outstanding judgments or orders entered against any Borrower or any of its Subsidiaries, $500,000 or (B) in the case of an injunction or other non-monetary judgment, such judgment could reasonably be expected to have a Material Adverse Effect; or

     (h) a warrant, writ of attachment, execution or similar process shall be issued against any material property of any Borrower or any Subsidiary which exceeds, individually or together with all other such warrants, writs, executions and processes, $500,000 in amount and such warrant, writ, execution or process shall not be discharged, vacated, stayed or bonded for a period of 30 days; provided, however, that if a bond has been issued in favor of the claimant or other Person obtaining such warrant, writ, execution or process, the issuer of such bond shall execute a waiver or subordination agreement in form and substance satisfactory to the Holder pursuant to which the issuer of such bond subordinates its right of reimbursement, contribution or subrogation to the Obligations and waives or subordinates any Lien it may have on the assets of any Borrower; or

     (i) the Holder shall cease to have a valid and perfected first priority Lien in any material portion of the Collateral, in each case, for any reason other than the failure of the Holder to take any action within its control.

10.  Remedies Upon Default

     10.1 Upon the occurrence of any Event of Default, the Holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding either for specific performance of any covenant, provision or condition contained in this Note or in aid of the exercise of any power granted in this Note, and (unless there shall have occurred an Event of Default under Section 9(d), in which case the unpaid balance of this Note shall automatically become due and payable) may at its option by notice to any Borrower declare all or any part of the unpaid principal amount of this Note then outstanding to be forthwith due and payable, and thereupon such unpaid principal amount or part thereof, together with interest accrued thereon and all other sums, if any, payable under this Note, shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and such holder or holders may proceed to enforce payment of such amount or part thereof in such manner as it or they may elect.

     10.2 An Event of Default shall not be deemed to be in existence or to have occurred for any purpose of this Note until the expiration of any grace period under this Note or if Holder of this Note shall have waived such event in writing or stated in writing that the same has been cured to its reasonable satisfaction. No waiver or statement of satisfactory cure pursuant to this Section 10.2 shall extend to or affect any subsequent or other Event of Default not specifically identified in such waiver or statement of satisfactory cure pursuant to this
Section 10.2 shall extend to or affect any subsequent or other
Event of Default not specifically identified in such waiver or statement of satisfactory cure or impair any of rights of Holder of any Note or Shares upon the occurrence thereof.

     10.3 Each Borrower hereby waives (a) all presentments, demands for performance, notice of nonperformance (except to the extent specifically required by the provisions hereof), (b) any requirement of diligence or promptness on the part of any Holder in the enforcement of its rights under this Note, (c) except to the extent required by other provisions of this Note, any and all notices of every kind and description which may be required to be given by any statute or rule of law, and (d) any defense of any kind which it may now or hereafter have with respect to its liability under this Note.

     10.4 The Holder may exercise any and all of its rights under any and all of the other Loan Documents.

     10.5 The Holder may exercise all other rights and remedies it may have under any Applicable Law.

     10.6 To the extent permitted by Applicable Law, the Holder shall be entitled to the appointment of a receiver for the assets and properties of the Borrowers and their Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the business operations of the Borrowers and their Subsidiaries and to exercise such power as the court shall confer upon such receiver.

11.  Conditions Precedent.

     The obligation of the Holder to make the loan to the Borrowers is subject to the following conditions precedent:

          (a) The Holder shall have received each of the following, in form and substance satisfactory to the Holder:

               (i) Counterparts of this Note executed by all of the parties hereto;

               (ii) The Pledge Agreement executed by each Pledgor existing as of the Effective Date;

               (iii) All certificates representing any shares of Equity Interests pledged pursuant to the Pledge Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Pledgor thereof, together with an Acknowledgment and Consent, substantially in the form of Schedule 2 to the Pledge Agreement, duly executed by any issuer of any Equity Interest pledged pursuant to the Pledge Agreement that is not itself a party to the Pledge Agreement;

               (iv) An opinion of counsel to the Borrowers and the Pledgors, addressed to the Holder, reasonably satisfactory to the Holder and its counsel; and

               (v)  Such other documents, agreements and
          instruments as the Holder may reasonably request; and

          (b)  In the good faith judgment of the Holder:

               (i) There shall not have occurred or become known to the Holder a material adverse change in the business, condition (financial or otherwise), operations, performance, and properties, taken as a whole, of the Borrowers and their subsidiaries taken as a whole since December 31, 2003;

               (ii) No litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to (1) result in a Material Adverse Effect or (2) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of any Borrowers or any Pledgor to fulfill its obligations under the Loan Documents to which it is a party; and

               (iii)     The Borrowers and their respective
          Subsidiaries shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (1) any Applicable Law or (2) any agreement, document or instrument to which any Borrower or any Pledgor is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which would not reasonably be likely to (A) have a Material Adverse Effect, or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of any Borrower or any Pledgor to fulfill its obligations under the Loan Documents to which it is a party.

12.  Transfer and Substitution of this Note

     12.1 Upon receipt of evidence reasonably satisfactory to the Borrowers of the loss, theft, destruction or mutilation of any Note and, in the case of any such loss, theft or destruction, upon delivery of an indemnity bond in such reasonable amount as the Borrowers may determine (or, in the case of any Note held by Holder or any institutional investor, of any indemnity agreement from Holder or such other holder reasonably satisfactory to the Borrowers), or in the case of any such mutilation, upon the surrender of such Note for cancellation to the Borrowers at its principal office, the Borrowers at their expense will execute and deliver, in lieu thereof, a new Note of the same class and of like tenor, dated so that there will be no loss of interest on such Note. Any Note in lieu of which any such new Note has been executed and delivered by the Borrowers shall not be deemed to be an outstanding Note for any purpose hereof.

     12.2 Upon any assignment in whole of this Note by Holder in accordance with Section 16.10 hereof, upon notice to the Borrowers by Holder of such assignment and surrender of this Note to the Borrowers, the Borrowers shall at their expense cause to be executed and delivered a new Note in the name of such assignee, substantially in the form hereof, dated so that there will be no loss of interest on such Note. Any Note in lieu of which any such new Note has been executed and delivered by each Borrower shall not be deemed to be an outstanding Note for any purpose hereof.

     12.3 Upon any partial assignment of this Note by Holder in accordance with Section 16.10 hereof, upon notice to the Borrowers by Holder of such assignment and the amount thereof and surrender of this Note to the Borrowers, the Borrowers shall at their expense cause to be executed and delivered a new Note in the name of such assignee in a principal amount equal to the principal amount so assigned and a new Note in favor of Holder in a principal amount equal to the principal amount retained by such Holder, in each case, otherwise in substantially in the form hereof and dated so that there will be no loss of interest on such Note. Any Note in lieu of which any such new Note has been executed and delivered by each Borrower shall not be deemed to be an outstanding Note for any purpose hereof.

13.  Joint and Several Liability.

     (a) The obligations of the Borrowers hereunder and under the other Loan Documents to which any Borrower is a party shall be joint and several, and accordingly, each Borrower confirms that it is liable for the full amount of the "Obligations," regardless of whether incurred by such Borrower or any other Borrower, and all of the other obligations and liabilities of the other Borrowers hereunder and under the other Loan Documents.

     (b) Each of the Borrowers represents and warrants to the Holder that the Borrowers, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Holder through their collective efforts.

     (c) The Holder shall not be obligated or required before enforcing any Loan Document against a Borrower: (a) to pursue any right or remedy any of them may have against any other Borrower, any Pledgor or any other Person or commence any suit or other proceeding against any other Borrower, any Pledgor or any other Person in any court or other tribunal; (b) to make any claim in a liquidation or bankruptcy of any other Borrower, any Pledgor or any other Person; or (c) to make demand of any other Borrower, any Pledgor or any other Person or to enforce or seek to enforce or realize upon any collateral security held by the Holder which may secure any of the Obligations.

     (d) The Holder may, at any time and from time to time, without the consent of, or notice to, a Borrower, and without discharging such Borrower from its obligations hereunder, take any of the following actions: (i) amend, modify, alter or supplement the terms of any of the Obligations of any other Borrower, including, but not limited to, extending or shortening the time of payment of any such Obligations or changing the interest rate that may accrue on any of such Obligations;
(ii) following an Event of Default, sell, exchange, release or otherwise deal with all, or any part, of any collateral securing any of the Obligations and in which any other Borrower has rights; (iii) release any other Borrower, any Pledgor or any other Person liable in any manner for the payment or collection of the Obligations; (iv) exercise, or refrain from exercising, any rights against any other Borrower, any Pledgor or any other Person; and (v) apply any sum, by whomsoever paid or however realized, to the Obligations in such order as the Holder shall elect.

     (e) It is the intent of each Borrower and the Holder that in any proceeding of the types described in Section 9(d), a Borrower's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Holder) to be avoidable or unenforceable against such Borrower in such proceeding as a result of Applicable Law, including without limitation, (i) Section 548 of the

Bankruptcy Code and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code or otherwise. The Applicable Laws under which the possible avoidance or unenforceability of the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Holder) shall be determined in any such proceeding are referred to as the "Avoidance Provisions". Accordingly, to the extent that the obligations of any Borrower hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Obligations for which such Borrower shall be liable hereunder shall be reduced to that amount which, as of the time any of the Obligations are deemed to have been incurred under the Avoidance Provisions, would not cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Holder), to be subject to avoidance under the Avoidance Provisions. This subsection is intended solely to preserve the rights of the Holder hereunder to the maximum extent that would not cause the obligations of any Borrower hereunder to be subject to avoidance under the Avoidance Provisions, and no Borrower or any other Person shall have any right or claim under this Section as against the Holder that would not otherwise be available to such Person under the Avoidance Provisions.

     (f) Each Borrower assumes all responsibility for being and keeping itself informed of the financial condition of the other Borrowers and the Pledgors, and of all other circumstances bearing upon the risk of nonpayment of any of the Obligations and the nature, scope and extent of the risks that such Borrower assumes and incurs hereunder, and agrees that the Holder shall not have any duty whatsoever to advise any Borrower of information regarding such circumstances or risks.

14.  Indemnification

     (a) Each Borrower shall and hereby agrees to indemnify, defend and hold harmless the Holder, any affiliate of the Holder, and its directors, officers, shareholders, agents, employees and counsel (each referred to herein as an "Indemnified Party") from and against any and all of the following (collectively, the "Indemnified Costs"): losses, costs, claims, damages, liabilities, deficiencies, judgments or reasonable expenses of every kind and nature (including, without limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any litigation, investigation, claim or proceeding or any advice rendered in connection therewith) incurred by an Indemnified Party in connection with, arising out of, or by reason of, any suit, cause of action, claim, arbitration, investigation or settlement, consent decree or other proceeding (the foregoing referred to herein as an "Indemnity Proceeding") which is in any way related directly or indirectly to: (i) this Note or any other Loan Document or the transactions contemplated thereby; (ii) the making of any loans hereunder; (iii) any actual or proposed use by the Borrowers of the proceeds of such loans; (iv) the Holder's entering into this Note; (v) the fact that the Holder has established the credit facility evidenced hereby in favor of the Borrowers; (vi) the fact that the Holder is a creditor of the Borrowers and has or is alleged to have information regarding the financial condition, strategic plans or business operations of the Borrowers and their Subsidiaries; (vii) the fact that the Holder is a material creditor of the Borrowers and is alleged to influence directly or indirectly the business decisions or affairs of the Borrowers and their Subsidiaries or their financial condition; (viii) the exercise of any right or remedy the Holder may have under this Note or the other Loan Documents; or (ix) any violation or non-compliance by the Borrowers or any of their Subsidiaries of any Applicable Law (including any environmental law) including, but not limited to, any Indemnity Proceeding commenced by (A) the Internal Revenue Service or state taxing authority or (B) any Governmental Authority or other Person under any environmental law, including any Indemnity Proceeding commenced by a Governmental Authority or other Person seeking remedial or other action to cause any Borrower or its Subsidiaries (or its respective properties) (or the Holder as successor to such Borrower) to be in compliance with such environmental laws; provided, however, that the Borrowers shall not be obligated to indemnify any Indemnified Party for (A) any acts or omissions of such Indemnified Party in connection with matters described in this subsection to the extent arising from the gross negligence or willful misconduct of such Indemnified Party, as determined by a court of competent jurisdiction in a final, non-appealable judgment or (B) Indemnified Costs to the extent arising directly out of or resulting directly from claims of one or more Indemnified Parties against another Indemnified Party.

     (b) The Borrowers' indemnification obligations under this Section shall apply to all Indemnity Proceedings arising out of, or related to, the foregoing whether or not an Indemnified Party is a named party in such Indemnity Proceeding. In this regard, this indemnification shall cover all Indemnified Costs of any Indemnified Party in connection with any deposition of any Indemnified Party or compliance with any subpoena (including any subpoena requesting the production of documents). This indemnification shall, among other things, apply to any Indemnity Proceeding commenced by other creditors of any Borrower or any of their Subsidiaries, any shareholder of any Borrower or any of their Subsidiaries (whether such shareholder(s) are prosecuting such Indemnity Proceeding in their individual capacity or derivatively on behalf of such Borrower), any account debtor of any Borrower or any of their Subsidiaries or by any Governmental Authority. If indemnification is to be sought hereunder by an Indemnified Party, then such Indemnified Party shall notify such Borrower of the commencement of any Indemnity Proceeding; provided, however, that the failure to so notify such Borrower shall not relieve such Borrower from any liability that it may have to such Indemnified Party pursuant to this Section.

     (c)  This indemnification shall apply to any Indemnity
Proceeding arising during the pendency of any bankruptcy proceeding filed by or against any Borrower and/or any of its Subsidiaries.

     (d) An Indemnified Party may conduct at its own expense its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of the Borrowers hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that if (i) any Borrower is required to indemnify an Indemnified Party pursuant hereto and (ii) such Borrower has provided evidence reasonably satisfactory to such

Indemnified Party that such Borrower has the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of such Borrower (which consent shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, an Indemnified Party may settle or compromise any such Indemnity Proceeding without the prior written consent of the Borrowers where (x) no monetary relief is sought against such Indemnified Party in such Indemnity Proceeding or (y) there is an allegation of a violation of law by such Indemnified Party.

     (e) If and to the extent that the obligations of the Borrowers under this Section are unenforceable for any reason, each Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law.

     (f) The Borrowers' obligations under this Section shall survive any termination of this Note and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any other of their obligations set forth in this Note or any other Loan Document to which it is a party.

15.  Definitions

     As used in this Note, the following terms have the following meanings:

     "Affiliate" means any Person (other than Holder):
(a) directly or indirectly controlling, controlled by, or under common control with, any Borrower; (b) directly or indirectly owning or holding five percent (5.0%) or more of any Equity Interest in any Borrower; or (c) five percent (5.0%) or more of whose voting stock or other Equity Interest is directly or indirectly owned or held by any Borrower. For purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by" and "under common control with") means the possession directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or otherwise. The Affiliates of a Person shall include any officer or director of such Person. For purposes of this Note, in no event shall Holder be deemed to be an Affiliate of the Borrower.

     "Applicable Law" means all applicable provisions of constitutions, statutes, laws, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.

     "Business Day" means any day other than a Saturday, Sunday or other day on which banks in New York, New York are authorized or required to close.

     "Collateral" has the meaning given that term in the Pledge
Agreement.

     "Default" means any of the events specified in Section 9, whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both.

     "Effective Date"  means the later of: (a) the date hereof;
and (b) the date on which all of the conditions precedent set forth in Section 11 shall have been fulfilled or waived in writing by the Holder.

     "Equity Interest" means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination.

     "Event of Default" has the meaning given that term in
Section 9.

     "Governmental Approval" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "Governmental Authority" means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity or any arbitrator with authority to bind a party at law.

     "Indebtedness" means, without duplication, with respect to any Person (i) obligations of such Person in respect of money borrowed; (ii) obligations of such Person (other than trade debt incurred in the ordinary course of business), whether or not for money borrowed (A) represented by notes payable, or drafts accepted, in each case representing extensions of credit,
(B) evidenced by bonds, debentures, notes or similar instruments, or (C) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property; (iii) capitalized lease obligations of such Person;
(iv) all reimbursement obligations of such Person under any letters of credit or acceptances (whether or not the same have been presented for payment); and (v) all indebtedness and obligations of other Persons which (A) such Person has guaranteed or is otherwise recourse to it or (B) is secured by a lien on any property of such Person.

     "Lien" means any security interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of a Person.

     "Loan Documents" means this Note, the Pledge Agreement and each other document or instrument now or hereafter executed and delivered by a Borrower or any of its Subsidiaries in connection with, pursuant to or relating to this Note.

     "Material Adverse Effect" means a material adverse effect upon (i) the business or financial condition of Holdings and its Subsidiaries taken as a whole or (ii) the ability of Holdings or any Borrower to perform its obligations under the Loan Documents in any material respect.

     "Material Contracts" means any contract or other arrangement (other than Loan Documents) to which any Borrower is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto could reasonably be expected to have a Material Adverse Effect.

     "Negative Pledge" means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person.

     "Obligations" means, individually and collectively, the aggregate principal balance of, and all accrued and unpaid interest on all Indebtedness, liabilities and obligations of the Borrowers and their Subsidiaries owing to the Holder of every kind, nature and description, under or in respect of this Note or any of the other Loan Documents, including, without limitation, indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortuous, liquidated or unliquidated, and whether or not evidenced by any promissory note.

     "Permitted Liens" means (i) Liens for taxes, assessments, or similar charges either not yet due or being contested in good faith, (ii) Liens of materialmen, mechanics, warehousemen, or carriers, or other like Liens arising in the ordinary course of business and securing obligations which are not yet delinquent,
(iii) purchase money liens or purchase money security interests upon or in any property acquired or held by any Borrower in the ordinary course of business to secure indebtedness incurred after the date hereof to the extent not prohibited hereunder, (iv) Liens consented to by the Holder in writing, and (v) those Liens which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of the Borrowers' assets.

     "Person" means an individual, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

     "Pledge Agreement" the Pledge Agreement dated as of the date hereof made by the Pledgors and the Holder.

     "Pledgor" means each of Holdings, NAC Gas, GB Maine and GB
Benton.

     "Partnership" means Benton Falls Associates, L.P.

     "Restricted Payment" means any payment, transfer or other distribution to any holder of equity interests of any Borrower or any Affiliate of any Borrower including, without limitation, (1) any dividend or other distribution, direct or indirect, on account of, or in respect of, any equity interest of such Borrower now or hereafter outstanding, (2) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any equity interest of such Borrower now or hereafter outstanding, and (3) any payment of management fees, transaction fees, consulting fees or similar fees to any holder of its equity interests or any Affiliate thereof.

     "SEC Reports" means, except as otherwise described, Holdings' Annual Report on Form 10-K for the year ended December 31, 2003 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), Holdings' Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (and any amendments thereto filed at least two (2) Business Days prior to the date hereof), Holdings' Proxy Statement for its 2004 Annual Meeting of Shareholders, or any of Holdings' Current Reports on Form 8-K filed since January 1, 2004 and at least two
(2) Business Days prior to the date hereof.

     "Subsidiary" means, for any Person, any corporation, partnership or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other individuals performing similar functions of such corporation, partnership or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP.

16.  Miscellaneous

     16.1 Any notice, demand, request, waiver or other communication required by any provision of this Note shall be in writing and may be delivered by personal service, sent by facsimile with confirmation of receipt, sent by a nationally recognized overnight delivery services or sent by registered or certified mail, return receipt requested, with postage thereon fully repaid. All such communications shall be addressed as follows:

     To the Borrowers:   BayCorp Holdings, Ltd.
                         1 New Hampshire Avenue, Suite 125
                         Portsmouth, New Hampshire 03801
                         Attn:

     To the Holder:      Sloan Group Ltd.
                         Cay House, Box N-7776
                         E.P. Taylor Drive
                         Lyford Cay
                         New Providence, Bahamas
                         Attn:   Suzanne Karsten


                         With a copy to:

                         Alston & Bird LLP
                         1201 West Peachtree Street
                         Atlanta, Georgia 30309-3424
                         Attn:   Christopher D. Mangum, Esq.

     16.2 This Note, as such, shall not entitle any Holder to any rights as a shareholder of Holdings, except as otherwise specified herein.

     16.3 No failure or delay on the part of any party to this Note in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided under law.

     16.4 Any terms of this Note (including, without limitation, the Maturity Date, the rate of interest and the conversion features) may be waived or modified only in writing, signed by the Borrowers and Holder.

     16.5 The Borrowers shall pay all expenses incurred by Holder in the collection of this Note, including, without limitation, the fees and disbursements of counsel to Holder, if this Note is collected by or through an attorney-at-law. Any such amounts shall be deemed to be outstanding under this Note, shall accrue interest at the Post Default Rate and shall be payable on demand.

     16.6 Time is of the essence of this Note.

     16.7 BORROWERS, AND HOLDER BY ACCEPTING THIS NOTE, HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS
OR PAPERS ISSUED THEREIN, AND AGREEING THAT SERVICE OF SUCH
SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED ADDRESSED
TO SUCH BORROWER AT THE ADDRESS OF SUCH BORROWER FOR NOTICES SET
FORTH HEREIN.

     EACH BORROWER AGREES THAT ALL OF ITS PAYMENT OBLIGATIONS
HEREUNDER SHALL BE ABSOLUTE, UNCONDITIONAL AND, FOR THE PURPOSES
OF MAKING PAYMENTS HEREUNDER, EACH BORROWER HEREBY WAIVES ANY
RIGHT TO ASSERT ANY SETOFF, COUNTERCLAIM OR CROSS-CLAIM.

     THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF
COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES
THEREOF.

     16.8 THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     16.9 All amendments to this Note, and any waiver or consent of Holder, must be in writing and signed by Holder and the Borrowers.

     16.10 This Note shall be binding upon the successors and permitted assigns of the Borrowers. The Borrowers may not assign any of their obligations hereunder to any person or entity. A Holder of this Note, subject to the terms and conditions contained herein, may assign or transfer this Note, in whole or in part, to any person or entity at any time without the consent of the Borrowers. Nothing contained herein shall require any notice to the Borrowers of any participation in this Note granted by Holder or consent by the Borrowers thereto.




                 [Signatures on Following Page]

     IN WITNESS WHEREOF, each Borrower has executed and delivered this Convertible Note under seal as of the date and year first written above.

                         BAYCORP HOLDINGS, LTD.


                         By:   /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President


                         GREAT BAY POWER MARKETING, INC.


                         By:   /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President


                         GREAT BAY HYDRO CORPORATION


                         By:   /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President


                         BAYCORP VENTURES, LLC

                         By: BAYCORP HOLDINGS, LTD.,
                             its sole member


                         By:   /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President


                         NACOGDOCHES POWER, LLC


                         By:   /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: Manager


              [Signature Pages to Convertible Note]

                         NACOGDOCHES GAS, LLC


                         By:   /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: Manager


                         GREAT BAY HYDRO MAINE, LLC

                         By: BAYCORP HOLDINGS, LTD.,
                             its sole member


                         By:   /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President



                         GREAT BAY HYDRO BENTON, LLC

                         By: BAYCORP HOLDINGS, LTD.,
                             its sole member

                         By:  /s/ Frank W. Getman Jr.
                            ---------------------------
                            Name:  Frank W. Getman Jr.
                            Title: President


              [Signature Pages to Convertible Note]

Accepted:

SLOAN GROUP LTD.


By:  /s/ Joseph C. Lewis
     ---------------------------
     Name:  Joseph C. Lewis
     Title: Director


              [Signature Pages to Convertible Note]

                         Schedule 8.3(b)


 1.    Great Bay Power Marketing, Inc. ("GB Power") has a
      $2,500,000 letter of credit with Citizens bank. The letter of credit is secured by a cash account GB Power has at Citizens in the approximate amount of $2,500,000. There are no guaranties related to the letter of credit.

                            EXHIBIT A


                 CERTIFICATE OF SUBSEQUENT SALE

[Transfer Agent]

______________________

______________________

   Re: Sale of Shares of Common Stock of BayCorp Holdings, Ltd.
   (the           "Company") pursuant to the Company's
   prospectus dated     _______________, 2005 (the "Prospectus")

Dear Sir/Madam:

      The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the Prospectus, that the undersigned has sold the Shares pursuant to the Prospectus and in a manner described in the Prospectus and that such sale complies with all applicable securities laws, including without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

  Selling Shareholder (the beneficial owner):

  Record Holder (e.g., if held in name of nominee):

  Restricted Stock Certificate No.(s):

  Number of Shares Sold:

  Date of Sale:

      In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate.


Dated:  _____________          Very truly yours,


                         By: _________________________
                              Name:
                              Title: